(ICON)

Prudential
Government
Income
Fund, Inc.

SEMI
ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                         October 5, 1999
(PHOTO)

Dear Shareholder,
Prudential Government Income Fund's Class A shares posted a negative return of 1.82% during our six-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how your Prudential Government Income Fund was positioned.

Sticking with your asset allocation strategy
The recent turbulence in the bond markets illustrates the importance of a well-diversified asset allocation strategy. A portfolio comprised of equity funds, international and domestic bond funds, and money market funds could help you weather inevitable market volatility and achieve more consistent returns over time, provided the strategy remains in place. Therefore investors should avoid making rash decisions. Generally speaking, long-term investment success comes from maintaining an established strategy during both market highs and market lows.

One integrated and expanded team
I would also like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The U.S. Liquidity Sector team, headed by Michael Lillard, is now responsible for the day-to-day management of your Prudential Government Income Fund. Many of the investment professionals who supported the management of the Fund in the past, including Barbara Kenworthy who previously managed the Fund, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Government Income Fund

Performance Review

(PHOTO)   (PHOTO)
Michael Lillard, team leader of the U.S. Liquidity Sector team, and Barbara
L. Kenworthy, a team member

Investment Goals and Style
The Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S. government or its agencies. At least 65% of the Fund's total assets are invested in U.S. government securities. There can be no assurance that the Fund will achieve its investment objective.

Inflation fears pummeled U.S. bond markets
Investors grew increasingly worried that a strong U.S. economy, a pickup in global economic activity, and soaring oil prices could boost inflationary pressures. Inflation hurts debt securities by eating into the value of their fixed interest payments. To compensate for this risk, investors pushed bond yields higher, which caused their prices to fall. U.S. Treasuries, federal government agency securities, investment-grade U.S. corporate bonds, and mortgage-backed securities all posted negative returns for the six-month period, based on Lehman Brothers Indexes. Amid this bearish trend, the Fund posted returns that were more negative than the return on its benchmark Lipper Average.

The sell-off in U.S. bond markets deepened in the spring of 1999 as more investors realized that the Federal Reserve would increase short-term interest rates to raise the cost of borrowing. This change in monetary policy will eventually help slow U.S. economic growth. On June 30, 1999, the U.S. central bank increased the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the Fed also hiked the discount rate (the rate it charges member banks that borrow money from its discount window) to 4.75% from 4.50%.

Under these challenging market conditions, the Fund trailed its Lipper Average primarily because we did not shorten its duration aggressively early in the six-month period. Duration is a measure of the Fund's sensitivity to fluctuations in interest rates. Cutting the duration sharply would have provided greater protection to the Fund as interest rates rose and bond prices fell. Furthermore, federal agency debt securities accounted for a considerable 28% of the Fund's total investments as of February 28, 1999. These bonds were the weakest performers among U.S. government securities until late in the period, when we reduced them to 25% of the Fund's total investments as of August 31, 1999.

Supply/demand balance drove the Fund's asset allocation
We used some of our proceeds from selling federal agency debt securities to purchase mortgage-backed securities, which climbed from 26% of the Fund's total investments at the start of the period to 30% by the close of our fiscal half year. In making this shift, we considered that changes in the balance of supply and demand would likely support the prices of some types of bonds while pressuring the prices of others.

As mortgage rates climbed along with bond yields, the pace of home sales in the United States began to slow due to higher borrowing costs. This drop in home sales has led to a decline in the amount of newly issued mortgage-backed securities. A combination of decreasing supply and strong demand from investors could help underpin the prices of mortgage-backed securities in the final months of 1999. As a result, mortgage-backed securities may continue to perform better than their benchmark U.S. Treasury issues.

Shrinking supply of Treasuries viewed favorably
We maintained a considerable exposure to Treasuries, which accounted for at least 30% of the Fund's total investments throughout our six-month reporting period. We purchased 10-year Treasuries that provided very attractive yields at the auction of government securities in August 1999. In the future, there will probably be fewer Treasuries issued. The federal government is running a budget surplus, therefore it needs to borrow less money by auctioning Treasuries. The 30-year Treasury bond will no longer be issued in November, but will continue to be

Performance at a Glance

Cumulative Total Returns1                       As of 8/31/99
                          Six         One      Five       Ten       Since
                         Months       Year     Years     Years    Inception2
Class A                    -1.82%     -1.42%   37.00%     N/A       92.83%
Class B                    -2.21      -2.13    32.55     84.53%    169.98
Class C                    -2.17      -2.05    33.03      N/A       33.00
Class Z                    -1.71      -1.22     N/A       N/A       18.07
Lipper General
U.S. Gov't Bond Fd. Avg.3  -1.69      -1.53    34.64     96.92       ***

Average Annual Total Returns1                              As of 9/30/99
                                      One      Five       Ten        Since
                                      Year     Years     Years     Inception2
Class A                               -6.91%    6.24%      N/A        6.68%
Class B                               -8.60     6.31      6.39%       7.17
Class C                               -5.49     6.33       N/A        5.70
Class Z                               -2.82      N/A       N/A        5.06

Distributions & Yields                               As of 8/31/99
                     Total
                  Distributions       30-Day
                Paid for Six Mos.    SEC Yield
Class A              $0.27               5.52%
Class B              $0.25               5.18
Class C              $0.25               5.20
Class Z              $0.29               6.01

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to sales charges or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the General U.S. Government Bond Fund category.

***Lipper Since Inception returns are 92.28% for Class A, 188.36% for Class
B, 34.59% for Class C, and 17.84% for Class Z, based on all funds in each share class.
-------------------------------------------------------------------------------
                                   1

Review Cont'd.

auctioned in February and August. There may also be a reduction in the frequency of auctions of one-year bills and two-year notes, and the U.S. Treasury may buy back some of its older debt securities. Such a move could help the older, or "off-the-run" Treasuries to perform better than more recently issued, or "on-the-run" Treasuries. In other words, the difference between the yields of older Treasuries and those issued more recently could narrow considerably. Since many of the Treasuries held by the Fund are older issues, a buyback could help the Fund's performance.

Our purchases of 10-year Treasuries and mortgage-backed securities slightly lengthened the Fund's duration from 5.5 years as of February 28, 1999 to 5.8 years at the end of August 1999. The duration extended primarily because investors have been able to hold on to their mortgage-backed securities for a longer time, since fewer of the underlying mortgages are being refinanced in this higher-interest-rate environment. We usually would have shortened the Fund's duration, which would have made it less vulnerable to the rise in interest rates. However, we believed that interest rates had climbed too far in advance of the Treasury auction in August.

Looking Ahead
Fed poised to act again, if necessary
After its most recent meeting in early October 1999, the Fed released a statement indicating it might consider hiking short-term rates in the near future and would be "especially alert" to economic trends that could boost inflationary pressures. Therefore market participants will pay close attention to data on employment and consumer spending for goods and services, which is the main engine of the U.S. economy. If this data indicates that the U.S. economy is continuing to expand at a rapid pace, we believe there is a chance the Fed will hike rates in November 1999, reversing the last of three rate cuts from the autumn of 1998.

Five Largest Issuers
Expressed as a percentage of net assets
as of 8/31/99

U.S. Treasury              32.3%
Obligations
Federal National           30.5
Mortgage Association
Small Business              8.6
Administration
Government National         6.7
Mortgage Association
New Jersey Economic         4.1
Development Authority

Portfolio Composition
Expressed as a percentage of net assets
as of 8/31/99

Treasuries                 32.3%
Mortgages                  30.2
Gov't Agency               24.6
Corporates                  6.3
Other                       3.4
Asset-Backed                1.3
Cash Equivalents            1.9


Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual fund 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

-------------------------------------------------------------------------------
                                 2

Portfolio of Investments as of August 31, 1999    PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                       FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--30.2%
             Federal Home Loan Mortgage Corp.,
$     392(c) 7.50%, 6/01/24                       $          388
    4,238    8.00%, 1/01/22 - 5/01/23                  4,314,475
    2,041    8.50%, 6/01/07 - 4/01/20                  2,121,589
    4,639    9.00%, 1/01/20                            4,842,450
    1,109    11.50%, 10/01/19                          1,224,208
             Federal National Mortgage Assoc.,
   82,745(a) 6.50%, 10/01/14 - 10/01/29               78,643,918
  109,507    7.00%, 7/01/03 - 10/01/29               106,577,493
   31,212    7.125%, 2/01/07                          30,568,693
   50,054    7.50%, 12/01/06 - 10/01/29               50,160,501
       11(b) 8.00%, 10/01/24                              10,935
    2,666    8.50%, 6/01/17 - 3/01/25                  2,752,829
    3,482    9.00%, 8/01/24 - 4/01/25                  3,636,114
      785    9.50%, 10/01/19 - 3/01/25                   830,673
             Government National Mortgage
                Assoc.,
   45,469    7.00%, 2/15/09 - 2/15/29                 44,353,850
   24,603(b) 7.50%, 5/15/02 - 11/15/24                24,586,551
      656    8.00%, 7/15/16 - 3/15/24                    666,570
    8,779    9.50%, 10/15/09 - 12/15/17                9,358,373
             Government National Mortgage
                Assoc. II,
    1,494    9.50%, 5/20/18 - 8/20/21                  1,575,931
                                                  --------------
             Total U.S. Government Agency
                Mortgage Pass-Throughs
                (cost $364,737,939)                  366,225,541
------------------------------------------------------------
U.S. Government Obligations--32.3%
             United States Treasury Bonds,
   20,000(b) 8.125%, 8/15/19                          23,615,600
   30,400    8.125%, 8/15/21                          36,204,576
   20,000    8.75%, 5/15/17                           24,712,400
   42,800    10.00%, 5/15/10                          50,189,848
             United States Treasury Bonds,
$  44,000(b) 11.75%, 2/15/10                      $   54,827,960
    3,000(b) 12.00%, 8/15/13                           4,128,750
   68,400(b) 12.75%, 11/15/10                         90,533,556
             United States Treasury Notes,
   20,980    3.375%, 1/15/07                          20,062,316
    6,000(b) 5.50%, 1/31/03                            5,924,040
   15,000    6.00%, 8/15/09                           15,023,400
    3,280(b) 6.50%, 5/31/01                            3,318,934
    5,000    7.875%, 11/15/04                          5,396,100
   23,000(b) 12.375%, 5/15/04                         28,764,260
             United States Treasury Strips,
   81,500    Zero Coupon, 11/15/15                    28,681,480
                                                  --------------
             Total U.S. Government Obligations
                (cost $417,387,788)                  391,383,220
------------------------------------------------------------
U.S. Government Agency Securities--22.5%
             Federal Home Loan Bank,
   25,000(b) 5.75%, 10/15/07                          24,328,125
             Federal National Mortgage Assoc.,
   16,000    5.125%, 2/13/04                          15,104,960
   13,500    5.875%, 4/23/04                          13,000,095
   10,000(b) 6.00%, 5/15/08                            9,429,700
   40,000    6.06%, 5/21/03, M.T.N.                   39,124,800
   20,000    6.30%, 9/25/02                           19,771,800
             Financing Corp.,
   13,505    9.40%, 2/08/18                           16,904,479
             Small Business Administration,
   16,146    Ser. 1995-20B, 8.15%, 2/01/15            16,610,139
   20,315    Ser. 1995-20L, 6.45%, 12/01/15           19,274,264
   29,755    Ser. 1996-20H, 7.25%, 8/01/16            29,342,186
   17,625    Ser. 1996-20K, 6.95%, 11/01/16           17,118,619
    8,999    Ser. 1997-20A, 7.15%, 1/01/17             8,808,121
   14,106    Ser. 1998-20I, 6.00%, 9/01/18            13,040,698

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of August 31, 1999    PRUDENTIAL GOVERNMENT INCOME
(Unaudited)                                       FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Government Agency Securities (cont'd.)
             Tennessee Valley Authority,
$     600    Ser. 1993-D, 7.25%, 7/15/43          $      577,524
   30,000(b) Ser. 1995-B, 6.235%, 7/15/45             29,992,800
                                                  --------------
             Total U.S. Government Agency
                Securities
                (cost $283,777,324)                  272,428,310
------------------------------------------------------------
Corporate Bonds--6.3%
             Merck and Co.,
   22,000(b) 5.76%, 5/03/37                           22,110,000
             New Jersey Economic Development
                Authority,
   55,000(b) Ser. A, 7.425%, 2/15/29                  54,209,375
                                                  --------------
             Total Corporate Bonds
                (cost $79,214,850)                    76,319,375
------------------------------------------------------------
Collateralized Mortgage Obligations--0.9%
             Resolution Trust Corp.,
             Ser. 1994-1, Class B2,
                7.75%, 9/25/29                         4,737,227
    4,737
             Ryland Mortgage Participation
                Securities,
             Ser. 1993-3, Class A3,
                6.944%, 9/25/24 (ARM)                  1,231,717
    1,297
             Structured Asset Securities Corp.,
             Ser. 1995-C1, Class C,
                7.375%, 9/25/24                        4,262,161
    4,281
                                                  --------------
             Total Collateralized Mortgage
                Obligations
                (cost $9,745,481)                     10,231,105
------------------------------------------------------------
U.S. Government Agency - Stripped Securities--2.1%
             Federal National Mortgage Assoc.,
   30,000    Zero Coupon, 6/01/17                      8,732,700
             Financing Corp.,
    5,000    Zero Coupon, 3/07/04                      3,737,800
             Israel AID,
$  25,584    Zero Coupon, 8/15/09                 $   13,243,717
                                                  --------------
             Total U.S. Government Agency -
                Stripped Securities
                (cost $27,175,152)                    25,714,217
------------------------------------------------------------
Supranational Bonds--2.5%
             Asian Development Bank,
   20,000    5.82%, 6/16/28                           18,567,800
             International Bank for
                Reconstruction & Development,
   10,000(b) 8.625%, 10/15/16                         11,530,900
                                                  --------------
             Total Supranational Bond
                (cost $32,448,300)                    30,098,700
------------------------------------------------------------
Asset Backed Securities--1.3%
             Aesop Funding II LLC,
             Ser. 1997-1, Class A2,
                6.40%, 10/20/03                        9,943,204
   10,000
             The Money Store Home Improvement
                Trust,
             Ser. 1997-1, Class M2,
                8.07%, 5/15/23                         6,116,693
    6,125
                                                  --------------
             Total Asset Backed Securities
                (cost $16,121,849)                    16,059,897
                                                  --------------
             Total Long-Term Investments
                (cost $1,230,608,683)              1,188,460,365
SHORT-TERM INVESTMENTS--15.8%
------------------------------------------------------------
Corporate Bonds--5.7%
             Old Line Funding Corp.,
      919    5.30%, 9/15/99                              917,106
             Preferred Receivables Funding
                Corp.,
    1,000    5.27%, 9/13/99                              998,243
   15,120    5.28%, 9/15/99                           15,088,954
             Thunder Bay Funding, Inc.,
    2,010    5.30%, 9/14/99                            2,006,153
    2,971    5.30%, 9/15/99                            2,964,877

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL GOVERNMENT INCOME
FUND, INC.
Portfolio of Investments as of August 31, 1999
(Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Corporate Bonds (cont'd.)
             Variable Funding Capital Corp.,
$  46,400    5.28%, 9/15/99                       $   46,304,725
                                                  --------------
             Total Corporate Bonds
                (cost $68,280,058)                    68,280,058
------------------------------------------------------------
Repurchase Agreement--10.1%
             Joint Repurchase Agreement
                Account,
                5.45%, 9/01/99
  122,451       (cost $122,451,000; Note 5)          122,451,000
                                                  --------------
             Total Short-Term Investments
                (cost $190,731,058)                  190,731,058
                                                  --------------
------------------------------------------------------------
Total Investments--113.9%
             (cost $1,421,339,741; Note 4)         1,379,191,423
             Liabilities in excess of other
                assets--(13.9%)                     (168,136,604)
                                                  --------------
             Net Assets--100%                     $1,211,054,819
                                                  --------------
                                                  --------------

---------------
AID--Agency for International Development
ARM--Adjusted Rate Mortgage
M.T.N.--Medium-Term Note
(a) Partial principal amount of $363,490,000 represents a to-be-
  announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities (Unaudited)    PRUDENTIAL GOVERNMENT INCOME
                                                   FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments excluding repurchase agreement, at value (cost $1,298,888,741)................................      $1,256,740,423
Repurchase agreement, at value (cost $122,451,000)........................................................         122,451,000
Receivable for investments sold...........................................................................         178,487,441
Interest receivable.......................................................................................          13,023,441
Receivable for Fund shares sold...........................................................................           2,479,143
Prepaid expenses and other assets.........................................................................              36,975
                                                                                                                ---------------
   Total assets...........................................................................................       1,573,218,423
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................         354,585,176
Payable for Fund shares reacquired........................................................................           4,121,944
Accrued expenses and other liabilities....................................................................           1,271,681
Dividends payable.........................................................................................           1,243,942
Management fee payable....................................................................................             519,404
Distribution fee payable..................................................................................             373,675
Due to broker - variation margin..........................................................................              47,782
                                                                                                                ---------------
   Total liabilities......................................................................................         362,163,604
                                                                                                                ---------------
Net Assets................................................................................................      $1,211,054,819
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $    1,417,118
   Paid-in capital in excess of par.......................................................................       1,374,915,236
                                                                                                                ---------------
                                                                                                                 1,376,332,354
   Accumulated net realized loss on investments...........................................................        (123,034,186)
   Net unrealized depreciation on investments.............................................................         (42,243,349)
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $1,211,054,819
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($837,391,178 / 97,994,782 shares of common stock issued and outstanding)...........................               $8.55
   Maximum sales charge (4% of offering price)............................................................                 .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................               $8.91
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($265,289,590 / 31,022,661 shares of common stock issued and outstanding)...........................               $8.55
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($8,886,080 / 1,039,118 shares of common stock issued and outstanding)..............................               $8.55
   Sales charge (1% of offering price)....................................................................                 .09
                                                                                                                ---------------
   Offering price to public...............................................................................               $8.64
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($99,487,971 / 11,655,220 shares of common stock issued and outstanding)............................               $8.54
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                    Ended
Net Investment Income                          August 31, 1999
Income
  Interest..................................    $  46,130,770
                                               ---------------
Expenses
  Management fee............................        3,237,195
  Distribution fee--Class A.................        1,103,914
  Distribution fee--Class B.................        1,250,826
  Distribution fee--Class C.................           34,214
  Transfer agent's fees and expenses........        1,031,000
  Reports to shareholders...................           40,000
  Custodian's fees and expenses.............           36,000
  Audit fee.................................           22,000
  Directors' fees...........................           20,000
  Registration fees.........................           15,000
  Legal fees and expenses...................           13,000
  Insurance expense.........................            8,000
  Miscellaneous.............................              994
                                               ---------------
     Total expenses.........................        6,812,143
                                               ---------------
Net investment income.......................       39,318,627
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
  Investment transactions...................      (16,689,438)
  Financial futures contracts...............         (388,382)
                                               ---------------
                                                  (17,077,820)
                                               ---------------
Net change in unrealized appreciation (depreciation) on:
  Investment transactions...................      (45,969,184)
  Financial futures contracts...............          (95,031)
                                               ---------------
                                                  (46,064,215)
                                               ---------------
Net loss on investments.....................      (63,142,035)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................    $ (23,823,408)
                                               ---------------
                                               ---------------

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                    Six Months
                                       Ended            Year Ended
Increase (Decrease)                 August 31,         February 28,
in Net Assets                          1999                1998
Operations
  Net investment income........   $    39,318,627     $   73,602,481
  Net realized gain (loss) on
     investment transactions...       (17,077,820)        23,727,086
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...............       (46,064,215)       (36,161,034)
                                 -----------------    --------------
  Net increase (decrease) in
     net assets resulting from
     operations................       (23,823,408)        61,168,533
                                 -----------------    --------------
Dividends to shareholders from
  net investment income (Note 1)
     Class A...................       (27,352,973)       (50,553,420)
     Class B...................        (8,498,884)       (17,378,979)
     Class C...................          (260,256)          (268,163)
     Class Z...................        (3,206,514)        (5,401,919)
                                 -----------------    --------------
                                      (39,318,627)       (73,602,481)
                                 -----------------    --------------
Fund share transactions (net of share
  conversions) (Note 6):
  Net proceeds from shares
     subscribed................       133,827,448        393,970,010
  Net asset value of shares
     issued to shareholders in
     reinvestment of
     dividends.................        25,581,836         47,502,780
  Cost of shares reacquired....      (229,540,692)      (337,878,336)
                                 -----------------    --------------
  Net increase (decrease) in
     net assets from Fund share
     transactions..............       (70,131,408)       103,594,454
                                 -----------------    --------------
Total increase (decrease)......      (133,273,443)        91,160,506
Net Assets
Beginning of period............     1,344,328,262      1,253,167,756
                                 -----------------    --------------
End of period..................   $ 1,211,054,819     $1,344,328,262
                                 -----------------    --------------
                                 -----------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements
(Unaudited)                             PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Government Income Fund, (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund values portfolio securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. There were no loans outstanding as of August 31, 1999.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements
(Unaudited)                             PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan for the six months ended August 31, 1999 were
 .25 of 1% of the average daily net assets of the Class A shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the six months ended August 31, 1999.

Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the six months ended August 31, 1999.

PIMS has advised the Fund that it received approximately $124,200 and $30,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended August 31, 1999 it received approximately $277,400 and $4,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements
(Unaudited)                             PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended August 31, 1999, the Fund incurred fees of approximately $1,030,500 for the services of PMFS. As of August 31, 1999, approximately $168,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1999, were $399,926,754 and $413,290,214, respectively.

During the six months ended August 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                              Value at       Value at
Number of                    Expiration        Trade        August 31,       Unrealized
Contracts        Type           Date            Date           1999         Depreciation
---------     -----------    -----------    ------------    -----------     ------------
                 Long
              positions:
                20 yr.          Dec.
   150          T-Bond          1999         $17,100,250    $17,095,313       $ (4,937)
                10 yr.          Dec.
    94          T-Note          1999          10,369,875     10,279,781        (90,094)
                                                                            ------------
                                                                              $(95,031)
                                                                            ------------
                                                                            ------------

The federal income tax basis of the Fund's investments at August 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $42,148,318 (gross unrealized appreciation-$5,386,034; gross unrealized depreciation-$47,534,352).

The Fund had a capital loss carryforward as of February 28, 1999 of approximately $105,956,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004 and
$17,950,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

The average balance of dollar rolls outstanding during the six months ended August 31, 1999 was approximately $30,374,000. The amount of dollar rolls outstanding at August 31, 1999 was $379,234,991 (principal $363,490,000), which was 24.1% of total assets.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 1999, the Fund had a 17.62% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $122,451,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $196,788,426.

Deutsche Bank Securities, Inc., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $193,800,014.

Salomon Smith Barney, Inc., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $193,887,675.

Warburg Dillon Read LLC, 5.52%, in the principal amount of $125,089,000, repurchase price $125,108,180, due 9/1/99. The value of the collateral including accrued interest was $127,594,690.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements
(Unaudited)                             PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended August 31, 1999:
Shares sold........................    8,077,866   $  70,992,261
Shares issued in reinvestment of
  dividends........................    1,922,954      16,901,213
Shares reacquired..................  (13,845,857)   (121,643,872)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (3,845,037)    (33,750,398)
Shares issued upon conversion from
  Class B..........................    2,169,884      19,075,678
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (1,675,153)  $ (14,674,720)
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1999:
Shares sold........................   11,337,948   $ 103,420,990
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund.............    9,218,999      85,302,295
Shares issued in reinvestment of
  dividends........................    3,393,079      30,992,330
Shares reacquired..................  (18,175,930)   (166,229,454)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,774,096      53,486,161
Shares issued upon conversion from
  Class B..........................    3,289,549      30,222,531
                                     -----------   -------------
Net increase in shares
  outstanding......................    9,063,645   $  83,708,692
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Six months ended August 31, 1999:
Shares sold........................    2,243,887   $  19,865,391
Shares issued in reinvestment of
  dividends........................      609,605       5,364,055
Shares reacquired..................   (7,878,001)    (69,385,668)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (5,024,509)    (44,156,222)
Shares reacquired upon conversion
  into Class A.....................   (2,167,418)    (19,075,678)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (7,191,927)  $ (63,231,900)
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended February 28, 1999:
Shares sold........................    8,957,322   $  82,525,127
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund.............    5,348,280      49,472,834
Shares issued in reinvestment of
  dividends........................    1,197,788      10,945,704
Shares reacquired..................  (12,229,393)   (112,158,657)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,273,997      30,785,008
Shares reacquired upon conversion
  into Class A.....................   (3,285,972)    (30,222,531)
                                     -----------   -------------
Net decrease in shares
  outstanding......................      (11,975)  $     562,477
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Six months ended August 31, 1999:
Shares sold........................      411,189   $   3,648,490
Shares issued in reinvestment of
  dividends........................       21,666         190,402
Shares reacquired..................     (310,157)     (2,728,666)
                                     -----------   -------------
Net increase in shares
  outstanding......................      122,698   $   1,110,226
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1999:
Shares sold........................      737,124   $   6,785,510
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund.............      157,565       1,457,390
Shares issued in reinvestment of
  dividends........................       24,242         221,821
Shares reacquired..................     (316,198)     (2,907,003)
                                     -----------   -------------
Net increase in shares
  outstanding......................      602,733   $   5,557,718
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Six months ended August 31, 1999:
Shares sold........................    4,469,842   $  39,321,306
Shares issued in reinvestment of
  dividends........................      356,360       3,126,166
Shares reacquired..................   (4,053,920)    (35,782,486)
                                     -----------   -------------
Net increase in shares
  outstanding......................      772,282   $   6,664,986
                                     -----------   -------------
                                     -----------   -------------
Year ended February 28, 1999:
Shares sold........................    7,074,770   $  64,867,892
Shares issued in connection with
  the acquisition of Prudential
  Mortgage Income Fund.............       14,932         137,972
Shares issued in reinvestment of
  dividends........................      585,585       5,342,925
Shares reacquired..................   (6,169,039)    (56,583,222)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,506,248   $  13,765,567
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       11

Financial Highlights (Unaudited)         PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class A
                                                          --------------------------------------------------------------
                                                          Six Months
                                                            Ended                  Year Ended February 28/29,
                                                          August 31,     -----------------------------------------------
                                                             1999          1999         1998         1997         1996
                                                          ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   8.98      $   9.05     $   8.76     $   9.04     $   8.59
                                                          ----------     --------     --------     --------     --------
Income from investment operations
Net investment income..................................        0.27          0.55         0.58         0.60         0.60
Net realized and unrealized gain (loss) on investment
   transactions........................................       (0.43)        (0.07)        0.29        (0.28)        0.45
                                                          ----------     --------     --------     --------     --------
   Total from investment operations....................       (0.16)         0.48         0.87         0.32         1.05
                                                          ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................       (0.27)        (0.55)       (0.58)       (0.60)       (0.60)
                                                          ----------     --------     --------     --------     --------
Net asset value, end of period.........................    $   8.55      $   8.98     $   9.05     $   8.76     $   9.04
                                                          ----------     --------     --------     --------     --------
                                                          ----------     --------     --------     --------     --------
TOTAL RETURN(a):.......................................       (1.82)%        5.40%       10.26%        3.70%       12.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $837,391      $895,039     $819,536     $860,319     $945,038
Average net assets (000)...............................    $878,332      $836,143     $842,431     $884,862     $909,169
Ratios to average net assets:
   Expenses, including distribution fees...............        0.93%(b)      0.84%        0.86%        0.90%        0.91%
   Expenses, excluding distribution fees...............        0.68%(b)      0.68%        0.71%        0.75%        0.76%
   Net investment income...............................        6.19%(b)      6.05%        6.52%        6.78%        6.65%
For Class A, B, C and Z shares:
   Portfolio turnover rate.............................          32%          106%          88%         107%         123%

                                                           1995
                                                         --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $   9.13
                                                         --------
Income from investment operations
Net investment income..................................      0.59
Net realized and unrealized gain (loss) on investment
   transactions........................................     (0.54)
                                                         --------
   Total from investment operations....................      0.05
                                                         --------
Less distributions
Dividends from net investment income...................     (0.59)
                                                         --------
Net asset value, end of period.........................  $   8.59
                                                         --------
                                                         --------
TOTAL RETURN(a):.......................................       .83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................  $871,145
Average net assets (000)...............................  $ 95,560
Ratios to average net assets:
   Expenses, including distribution fees...............      0.98%
   Expenses, excluding distribution fees...............      0.83%
   Net investment income...............................      7.45%
For Class A, B, C and Z shares:
   Portfolio turnover rate.............................       206%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights (Unaudited)         PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class B
                                                          --------------------------------------------------------------
                                                          Six Months
                                                            Ended                  Year Ended February 28/29,
                                                          August 31,     -----------------------------------------------
                                                             1999          1999         1998         1997         1996
                                                          ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   8.99      $   9.05     $   8.77     $   9.04     $   8.60
                                                          ----------     --------     --------     --------     --------
Income from investment operations
Net investment income..................................        0.25          0.49         0.52         0.54         0.54
Net realized and unrealized gain (loss) on investment
   transactions........................................       (0.44)        (0.06)        0.28        (0.27)        0.44
                                                          ----------     --------     --------     --------     --------
   Total from investment operations....................       (0.19)         0.43         0.80         0.27         0.98
                                                          ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................       (0.25)        (0.49)       (0.52)       (0.54)       (0.54)
                                                          ----------     --------     --------     --------     --------
Net asset value, end of period.........................    $   8.55      $   8.99     $   9.05     $   8.77     $   9.04
                                                          ----------     --------     --------     --------     --------
                                                          ----------     --------     --------     --------     --------
TOTAL RETURN(a):.......................................       (2.21)%        4.83%        9.40%        3.12%       11.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $265,290      $343,425     $346,059     $461,988     $641,946
Average net assets (000)...............................    $301,583      $322,626     $385,145     $543,796     $647,515
Ratios to average net assets:
   Expenses, including distribution fees...............        1.51%(b)      1.50%        1.53%        1.57%        1.58%
   Expenses, excluding distribution fees...............        0.68%(b)      0.68%        0.71%        0.75%        0.76%
   Net investment income...............................        5.61%(b)      5.39%        5.85%        6.11%        5.99%
                                                            1995
                                                         ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $     9.13
                                                         ----------
Income from investment operations
Net investment income..................................        0.53
Net realized and unrealized gain (loss) on investment
   transactions........................................       (0.53)
                                                         ----------
   Total from investment operations....................      --
                                                         ----------
Less distributions
Dividends from net investment income...................       (0.53)
                                                         ----------
Net asset value, end of period.........................  $     8.60
                                                         ----------
                                                         ----------
TOTAL RETURN(a):.......................................         .24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................  $  705,732
Average net assets (000)...............................  $1,735,413
Ratios to average net assets:
   Expenses, including distribution fees...............        1.66%
   Expenses, excluding distribution fees...............        0.80%
   Net investment income...............................        6.17%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)         PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class C
                                                          -----------------------------------------------------------------------
                                                                                                                      August 1,
                                                          Six Months                   Year Ended                      1994(c)
                                                            Ended                    February 28/29,                   Through
                                                          August 31,     ---------------------------------------     February 28,
                                                             1999         1999       1998       1997       1996          1995
                                                          ----------     ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 8.99       $ 9.05     $ 8.77     $ 9.04     $ 8.60        $ 8.69
                                                             -----       ------     ------     ------     ------         -----
Income from investment operations
Net investment income..................................       0.25         0.50       0.53       0.54       0.54          0.31
Net realized and unrealized gain (loss) on investment
   transactions........................................      (0.44)       (0.06)      0.28      (0.27)      0.44         (0.09)
                                                             -----       ------     ------     ------     ------         -----
   Total from investment operations....................      (0.19)        0.44       0.81       0.27       0.98          0.22
                                                             -----       ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income...................      (0.25)       (0.50)     (0.53)     (0.54)     (0.54)        (0.31)
                                                             -----       ------     ------     ------     ------         -----
Net asset value, end of period.........................     $ 8.55       $ 8.99     $ 9.05     $ 8.77     $ 9.04        $ 8.60
                                                             -----       ------     ------     ------     ------         -----
                                                             -----       ------     ------     ------     ------         -----
TOTAL RETURN(a):.......................................      (2.17)%       4.91%      9.48%      3.20%     11.63%         2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................     $8,886       $8,236     $2,840     $2,569     $1,799        $  204
Average net assets (000)...............................     $9,074       $4,878     $2,523     $2,440     $  765        $  111
Ratios to average net assets:
   Expenses, including distribution fees...............       1.43%(b)     1.43%      1.46%      1.50%      1.51%         1.63%(b)
   Expenses, excluding distribution fees...............       0.68%(b)     0.68%      0.71%      0.75%      0.76%         0.88%(b)
   Net investment income...............................       5.69%(b)     5.50%      5.92%      6.19%      5.99%         6.69%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights (Unaudited)         PRUDENTIAL GOVERNMENT INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class Z
                                                          ---------------------------------------------------
                                                                                                   March 4,
                                                          Six Months     Year Ended February       1996(c)
                                                            Ended                28,               Through
                                                          August 31,     -------------------     February 28,
                                                             1999         1999        1998           1997
                                                          ----------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   8.97      $  9.04     $  8.76       $   9.13
                                                          ----------     -------     -------         ------
Income from investment operations
Net investment income..................................        0.29         0.57        0.59           0.61
Net realized and unrealized gain (loss) on investment
   transactions........................................       (0.43)       (0.07)       0.28          (0.37)
                                                          ----------     -------     -------         ------
   Total from investment operations....................       (0.14)        0.50        0.87           0.24
                                                          ----------     -------     -------         ------
Less distributions
Dividends from net investment income...................       (0.29)       (0.57)      (0.59)         (0.61)
                                                          ----------     -------     -------         ------
Net asset value, end of period.........................    $   8.54      $  8.97     $  9.04       $   8.76
                                                          ----------     -------     -------         ------
                                                          ----------     -------     -------         ------
TOTAL RETURN(a):.......................................       (1.71)%       5.58%      10.30%          3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $ 99,488      $97,629     $84,733       $ 73,411
Average net assets (000)...............................    $ 98,852      $86,892     $71,425       $ 39,551
Ratios to average net assets:
   Expenses, including distribution fees...............        0.68%(b)     0.68%       0.71%          0.75%(b)
   Expenses, excluding distribution fees...............        0.68%(b)     0.68%       0.71%          0.75%(b)
   Net investment income...............................        6.45%(b)     6.22%       6.67%          6.76%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852
  BULK RATE
U.S. POSTAGE
    PAID
 Permit 6807
 New York, NY

Class     NASDAQ        Cusip
  A       PGVAX       744339102
  B       PBGPX       744339201
  C        --         744339300
  Z       PGVZX       744339409        MF128E2